--------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------

Alliance Growth
Investors Fund
and
Alliance Conservative
Investors Fund

Annual Report
April 30, 2002

                               [GRAPHIC OMITTED]

                                                      Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 20, 2002

Dear Shareholder:

This report provides the investment results and market activity for Alliance Growth Investors Fund and Alliance Conservative Investors Fund for the annual reporting period ended April 30, 2002.

Investment Objective and Policies for Alliance Growth Investors Fund

Alliance Growth Investors Fund is an open-end fund that seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk through investment in a mix of equity and fixed income securities. Normally, Alliance Growth Investors Fund will invest approximately 70% of its total assets in equity securities.

Investment Results for Alliance Growth Investors Fund

During the six- and 12-month periods ended April 30, 2002, Class A shares of Alliance Growth Investors Fund returned 1.58% and -11.97%, respectively. Corresponding returns for the composite benchmark, 70% of the Standard & Poor's (S&P) 500 Stock Index and 30% of the Lehman Brothers (LB) Aggregate Bond Index, were 1.61% and -6.48%, respectively.

INVESTMENT RESULTS*
Periods Ended April 30, 2002

                                                                Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------
Alliance Growth Investors Fund
  Class A                                                     1.58%     -11.97%
  Class B                                                     1.27%     -12.60%
  Class C                                                     1.17%     -12.66%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                           2.31%     -12.62%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                         -0.01%       7.84%
--------------------------------------------------------------------------------
70/30 Composite:
70% S&P 500/30% LB Aggregate Bond Index                       1.61%      -6.48%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. The 70%/30% composite is a blend of both the S&P 500 Stock Index and the LB Aggregate Bond Index with a 70%/30% weighting, respectively. An investor cannot


--------------------------------------------------------------------------------
                  ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Investors Fund.

      Additional investment results appear on pages 7-10.

For the six-month period ended April 30, 2002, Alliance Growth Investors Fund performed in line with the benchmark. Having lost some value in the opening weeks of 2002 through stock selection in the telecommunications sector, the Fund has gained ground since by remaining underweight in equities at periods when this has been beneficial. The Fund has also benefited by holding overweight positions in sectors such as consumer staples, utilities and energy. Bond performance has been neutral compared to the benchmark. At present, the duration of the Fund's bonds is slightly longer than the benchmark. We are overweight in the four- to seven-year segment of the maturity spectrum.

For the 12-month period ended April 30, 2002, the Fund considerably underperformed the benchmark. This was mainly due to poor asset class and sector allocation decisions in the second and third quarters of 2001. The decision of the portfolio's management to move to an overweight position in equities, relative to the benchmark, in April and again in June of 2001 was damaging. A preference for telecommunications stocks, sustained for most of this period, also contributed to the Fund's underperformance. Several of these stocks suffered serious declines in value. The sector as a whole was the poorest performing of the 10 Morgan Stanley Capital International (MSCI) equity market sectors in 2001.

Investment Objective and Policies for Alliance Conservative Investors Fund

Alliance Conservative Investors Fund is an open-end fund that seeks to achieve a high total return without, in the view of Alliance, undue risk to principal through investment in a mix of equity and fixed income securities. Normally, Alliance Conservative Investors Fund will invest approximately 70% of its total assets in fixed income securities.

Investment Results for Alliance Conservative Investors Fund

During the six- and 12-month periods ended April 30, 2002, Class A shares of Alliance Conservative Investors Fund returned -0.48% and -2.80%, respectively. The corresponding returns for the composite benchmark, 70% of the LB Aggregate Bond Index and 30% of the S&P 500 Stock Index, were 0.68% and 1.70%, respectively.

INVESTMENT RESULTS*
Periods Ended April 30, 2002

                                                                Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------
Alliance Conservative Investors Fund
Class A                                                      -0.48%     -2.80%
--------------------------------------------------------------------------------
Class B                                                      -0.93%     -3.54%
--------------------------------------------------------------------------------
Class C                                                      -0.84%     -3.54%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
2 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

                                                                Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------
LB Aggregate Bond Index                                      -0.01%      7.84%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                           2.31%    -12.62%
--------------------------------------------------------------------------------
70/30 Composite:
70% LB Aggregate Bond Index/30% S&P 500                       0.68%      1.70%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2002. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The 70%/30% composite is a blend of both the LB Aggregate Bond Index and the S&P 500 Stock Index with a 70%/30% weighting, respectively. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Conservative Investors Fund.

      Additional investment results appear on pages 11-14.

For the six-month period ended April 30, 2002, Alliance Conservative Investors Fund underperformed the benchmark by approximately 1%. Having lost some value in the opening weeks of 2002 through stock selection in the telecommunications sector, the Fund has gained ground since by remaining underweight in equities at periods when this has been beneficial. The Fund has also benefited by holding overweight positions in sectors such as consumer staples, utilities and energy. Bond performance has lost some value for the Fund. The decision to concentrate investments in U.S. Treasuries at the expense of agency credits and mortgage backed securities detracted from performance, as did a position in cash at a period of positive returns for bonds.

For the 12-month period ended April 30, 2002, the Fund considerably underperformed its benchmark for the same reasons, discussed above, as did Alliance Growth Investors Fund during the same period.


--------------------------------------------------------------------------------
                  ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Economic and Market Environment

During the past 12 months, the U.S. economy has progressed from the initial stages of a recession to the initial stages of a recovery. The intervening slowdown proved to be very shallow in terms of gross domestic product (GDP) growth. By this measure, the nadir appears to have been reached in the final quarter of 2001. It was stimulated not by falling demand (private consumption having held up reasonably well), but by a recession in corporate earnings.

Investment ran too far ahead of sales and produced excess capacity. Margins were squeezed in this environment. The problems were particularly acute in the telecommunications and technology sectors, but were clearly present across a wider market spectrum. Faced with dismal earnings and lower forecasts for demand growth, the corporate sector slashed production throughout 2001. This led to a sharp rundown in inventories, particularly in the final quarter when demand in some sectors soared. The rebound from these depressed inventory levels, along with increased government spending planned both before and after the terrorist attacks, has ensured a production recovery. Annual growth in U.S. industrial production has risen from almost -6.0% in November 2001 to just -2.0% in April 2002. Annual GDP growth by volume recovered to 1.5% in the first quarter of 2002.

Interest rates are highly stimulatory and inflation is relatively benign. These are recognizable features of the early stages of a growth cycle. However, other factors caution against such an optimistic prognosis. Chief among these is the nature of the recent slowdown as set out above. The economic cycle, which has prevailed for most of the period since the second world war, has been characterized by relatively short expansions leading to excess demand and thus consumer price inflation. In reaction to this, monetary policy has been used to curtail demand, allowing price pressure to rescind at a cost to growth and stimulating corporate retrenchment. The period following this slowdown marked by lower inflation, low real interest rates and low inventories has tended to be the most rewarding for equity investors.

Rewards in the equity market have been few and far between in the current period of economic recovery. In the six-month period under review, the S&P 500 Stock Index managed to return a modest 2.3%. This is far from impres-


--------------------------------------------------------------------------------
4 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

sive given that the October base level was itself considerably below pre-September levels. During the past 12 months, the S&P 500 Stock Index has fallen by 13.8%. All but one (consumer staples) of the 10 MSCI equity market sectors have fallen over this period. However, some sectors have rallied during the last six months. Materials and consumer staples have prospered as production has begun to pick up and government spending has been increased significantly. Energy has weathered the storm relatively well, in part due to the marginal effect of political tensions on the price of oil and in part due to tight refining capacity. This tight production environment is perhaps the key difference between this sector and those that have performed the poorest over this period.

Outlook

In December 2001 U.S. total industry capacity utilization fell to 74.4%, by some margin the lowest level since April 1983. It has since climbed modestly to 75.5%. Clearly in such an environment, production can increase significantly before meeting with the sort of supply constraints likely to produce higher prices. Indeed at such a low level of capacity, utilization margins will continue to be pushed downwards. Thus, the earnings recession which has caused such a bear market for equities will not end quickly. Poor earnings and full capacity will also retard investment going forward. All of these factors suggest a slow recovery from an investment-led slowdown. Such an economic cycle is more reminiscent of the second half of the nineteenth century rather than the second half of the twentieth century. In light of this, earnings forecasters are gradually becoming less optimistic about the prospects for an earnings recovery. This readjustment is of course further stimulated by concerns about the reliability of company earnings reports under current accounting regulations.

Our research suggests that the economic recovery that began in the U.S. in the last months of 2001 will indeed be relatively weak, and inflation will continue to be low. We plan to retain a somewhat defensive equity portfolio, slightly favoring consumer staples and utilities and preferring stocks in the technology sector, which have demonstrable revenue streams. Our allocation to equities and government bonds is neutral, but we would favor the latter if we foresaw further weakness in production (a double-dip).


--------------------------------------------------------------------------------
                  ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

We appreciate your investment in Alliance's asset allocation funds and look forward to reporting their investment results in the ensuing periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ John Ricciardi

John Ricciardi
Vice President

[PHOTO]  John D. Carifa

[PHOTO]  John Ricciardi

John Ricciardi, Portfolio Manager, is a Vice President and Global Bond Asset Allocation Portfolio Manager. He has over 27 years of investment experience.


--------------------------------------------------------------------------------
6 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH INVESTORS FUND
GROWTH OF A $10,000 INVESTMENT
5/31/92* TO 4/30/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

S&P 500 Stock Index: $31,514
70% S&P 500 Stock Index/30% LB Aggregate Bond Index: $28,134
Alliance Growth Investors Fund Class A: $21,294


                     Alliance Growth         S&P 500      70% S&P 500 Index /
                     Investors Fund        Stock Index     30% LB Aggregate
-------------------------------------------------------------------------------
     5/31/92             $ 9,573             $10,000             $10,000
     4/30/93             $11,047             $10,869             $10,943
     4/30/94             $11,539             $11,446             $11,375
     4/30/95             $12,182             $13,442             $13,018
     4/30/96             $15,090             $17,499             $16,171
     4/30/97             $16,099             $21,895             $19,526
     4/30/98             $20,599             $30,886             $26,278
     4/30/99             $24,061             $37,628             $31,289
     4/30/00             $26,273             $41,436             $34,017
     4/30/01             $24,188             $36,064             $30,877
     4/30/02             $21,294             $31,514             $28,134


This chart illustrates the total value of an assumed $10,000 investment in Alliance Growth Investors Fund Class A shares (from 5/31/92 to 4/30/02) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. The composite shown above represents a 70%/30% weighting (70% S&P 500 Stock Index and 30% LB Aggregate Bond Index).

When comparing Alliance Growth Investors Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Investors Fund.

*     Closest month-end after Fund's Class A share inception date of 5/4/92.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH INVESTORS FUND o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH INVESTORS FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

            Alliance Growth Investors Fund-Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                                                 Alliance Growth
                                                 Investors Fund   Composite*
--------------------------------------------------------------------------------
      4/30/93**                                       16.32%        10.43%
      4/30/94                                          4.46%         3.97%
      4/30/95                                          5.57%        14.40%
      4/30/96                                         23.87%        23.72%
      4/30/97                                          6.69%        19.71%
      4/30/98                                         27.96%        32.02%
      4/30/99                                         16.81%        17.16%
      4/30/00                                          9.19%         7.46%
      4/30/01                                         -7.94%        -5.36%
      4/30/02                                        -11.97%        -6.48%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B and Class C shares will vary due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

* The composite is a blend of both the Standard & Poor's (S&P) 500 Stock Index and the Lehman Brothers (LB) Aggregate Bond Index with a 70%/30% weighting, respectively. The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged LB Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Investors Fund.

** The Fund's return for the period ended 4/30/93 is from the Fund's inception date of 5/4/92 through 4/30/93. The composite benchmark's return for the period ended 4/30/93 is from 4/30/92 through 4/30/93.


--------------------------------------------------------------------------------
8 o ALLIANCE GROWTH INVESTORS FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2002

ALLIANCE GROWTH INVESTORS FUND

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $111.2
5/4/92
Class B Shares
5/4/92
Class C Shares
8/2/93

SECURITY TYPE

Equities

o    68.2% Common Stock         [PIE CHART OMITTED]

Fixed Income

o    30.6% Treasury

o     1.2% Short-Term

All data as of April 30, 2002. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                              ALLIANCE GROWTH INVESTORS FUND o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

ALLIANCE GROWTH INVESTORS FUND
AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                        Without Sales Charge   With Sales Charge
               1 Year                         -11.97%               -15.71%
              5 Years                           5.75%                 4.84%
      Since Inception*                          8.42%                 7.95%

Class B Shares
--------------------------------------------------------------------------------
                                        Without Sales Charge   With Sales Charge
               1 Year                         -12.60%               -16.09%
              5 Years                           4.98%                 4.98%
      Since Inception*(a)                       7.79%                 7.79%

Class C Shares
--------------------------------------------------------------------------------
                                        Without Sales Charge   With Sales Charge
               1 Year                         -12.66%               -13.53%
              5 Years                           4.97%                 4.97%
      Since Inception*                          6.54%                 6.54%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2002)

                                      Class A          Class B           Class C
--------------------------------------------------------------------------------
               1 Year                 -9.51%           -9.94%            -7.12%
              5 Years                  5.72%            5.86%             5.86%
      Since Inception*                 8.29%            8.13%(a)          6.92%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The value of the fixed income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest a portion of its assets in below investment grade debt securities, which are subject to special risks.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

*     Inception dates: 5/4/92, Class A and Class B; 8/2/93, Class C.

(a) Assumes conversion of Class B shares into Class A shares after eight years.


--------------------------------------------------------------------------------
10 o ALLIANCE GROWTH INVESTORS FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE CONSERVATIVE INVESTORS FUND
GROWTH OF A $10,000 INVESTMENT
5/31/92* TO 4/30/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

70% LB Aggregate Bond Index/30% S&P 500 Stock Index: $23,627
LB Aggregate Bond Index: $20,247
Alliance Conservative Investors Fund Class A: $17,904

This chart illustrates the total value of an assumed $10,000 investment in Alliance Conservative Investors Fund Class A shares (from 5/31/92 to 4/30/02) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is comprised of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The composite shown above represents a 70%/30% weighting (70% LB Aggregate Bond Index and 30% S&P 500 Stock Index).

When comparing Alliance Conservative Investors Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Conservative Investors Fund.

*     Closest month-end after Fund's Class A share inception date of 5/4/92.


--------------------------------------------------------------------------------
                                       ALLIANCE CONSERVATIVE INVESTORS FUND o 11

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE CONSERVATIVE INVESTORS FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

         Alliance Conservative Investors Fund-Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                                              Alliance Conservative
                                                  Investors Fund      Composite*
--------------------------------------------------------------------------------
      4/30/93**                                       12.25%            12.05%
      4/30/94                                          0.35%             2.19%
      4/30/95                                          4.65%            10.35%
      4/30/96                                         12.69%            15.11%
      4/30/97                                          7.90%            12.50%
      4/30/98                                         17.87%            19.96%
      4/30/99                                          8.59%            10.94%
      4/30/00                                          4.50%             3.92%
      4/30/01                                          1.76%             4.78%
      4/30/02                                         -2.80%             1.70%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B and Class C shares will vary due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

* The composite is a blend of both the Lehman Brothers (LB) Aggregate Bond Index and the Standard & Poor's (S&P) 500 Stock Index with a 70%/30% weighting, respectively. The unmanaged LB Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Conservative Investors Fund.

** The Fund's return for the period ended 4/30/93 is from the Fund's inception date of 5/4/92 through 4/30/93. The composite benchmark's return for the period ended 4/30/93 is from 4/30/92 through 4/30/93.


--------------------------------------------------------------------------------
12 o ALLIANCE CONSERVATIVE INVESTORS FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2002

ALLIANCE CONSERVATIVE INVESTORS FUND

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $81.3
5/4/92
Class B Shares
5/4/92
Class C Shares
8/2/93

SECURITY TYPE

Equities

o 28.6% Common Stock

Fixed Income                         [PIE CHART OMITTED]

o 69.9% Treasury

o  1.5% Short-Term

All data as of April 30, 2002. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                       ALLIANCE CONSERVATIVE INVESTORS FUND o 13

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

ALLIANCE CONSERVATIVE INVESTORS FUND
AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                      Without Sales Charge     With Sales Charge
               1 Year                        -2.80%                 -6.91%
              5 Years                         5.76%                  4.84%
      Since Inception*                        6.61%                  6.15%

Class B Shares
--------------------------------------------------------------------------------
                                      Without Sales Charge     With Sales Charge
               1 Year                        -3.54%                 -7.32%
              5 Years                         5.01%                  5.01%
      Since Inception*(a)                     6.01%                  6.01%

Class C Shares
--------------------------------------------------------------------------------
                                      Without Sales Charge     With Sales Charge
               1 Year                        -3.54%                 -4.48%
              5 Years                         5.03%                  5.03%
      Since Inception*                        5.10%                  5.10%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2002)

                                                Class A    Class B       Class C
--------------------------------------------------------------------------------
               1 Year                           -6.08%     -6.47%        -3.51%
              5 Years                            5.16%      5.34%         5.34%
      Since Inception*                           6.18%      6.03%(a)      5.13%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The value of the fixed income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest a portion of its assets in below investment grade debt securities, which are subject to special risks.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

*     Inception dates: 5/4/92, Class A and Class B; 8/2/93, Class C.

(a) Assumes conversion of Class B shares into Class A shares after eight years.


--------------------------------------------------------------------------------
14 o ALLIANCE CONSERVATIVE INVESTORS FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
April 30, 2002

                                                                      Percent of
Company                                                      Value    Net Assets
--------------------------------------------------------------------------------
U.S. Treasury Notes                                    $28,939,520         26.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond, 6.375%, 8/15/27                      5,154,176          4.6
--------------------------------------------------------------------------------
BP Plc (ADR)                                             3,642,360          3.3
--------------------------------------------------------------------------------
Microsoft Corp.                                          3,532,776          3.2
--------------------------------------------------------------------------------
Dell Computer Corp.                                      3,453,174          3.1
--------------------------------------------------------------------------------
Schering-Plough Corp.                                    3,355,170          3.1
--------------------------------------------------------------------------------
Citigroup, Inc.                                          3,000,690          2.7
--------------------------------------------------------------------------------
General Electric Co.                                     2,984,630          2.7
--------------------------------------------------------------------------------
American International Group, Inc.                       2,934,973          2.6
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                         2,918,240          2.6
--------------------------------------------------------------------------------
                                                       $59,915,709         53.9%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2002

                                                  -----------------------------
                                                       Shares or Principal
                                                  -----------------------------
Purchases                                              Bought  Holdings 4/30/02
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                  86,300           127,750
--------------------------------------------------------------------------------
BP Plc (ADR)                                           34,800            71,700
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                  23,000            23,000
--------------------------------------------------------------------------------
Carnival Corp.                                         85,300            85,300
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                          49,200            49,200
--------------------------------------------------------------------------------
Freddie Mac                                            24,100            24,100
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                       30,700            48,800
--------------------------------------------------------------------------------
Schering-Plough Corp.                                  87,100           122,900
--------------------------------------------------------------------------------
U.S. Treasury Note, 4.75%, 11/15/08               $ 5,130,000       $ 7,230,000
--------------------------------------------------------------------------------
U.S. Treasury Note, 6.50%, 8/15/05                $11,400,000       $15,030,000
--------------------------------------------------------------------------------

Sales                                                    Sold  Holdings 4/30/02
--------------------------------------------------------------------------------
AFLAC, Inc.                                            84,700                -0-
--------------------------------------------------------------------------------
Altera Corp.                                          106,800                -0-
--------------------------------------------------------------------------------
Bank of America Corp.                                  60,300                -0-
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                   106,500            59,300
--------------------------------------------------------------------------------
Home Depot, Inc.                                       35,800            58,200
--------------------------------------------------------------------------------
Kroger Co.                                             88,900                -0-
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                   17,100                -0-
--------------------------------------------------------------------------------
Tyco International, Ltd.                               42,600                -0-
--------------------------------------------------------------------------------
U.S. Treasury Note, 6.50%, 2/15/10                $ 2,140,000                -0-
--------------------------------------------------------------------------------
Viacom, Inc. Cl.A                                      65,000                -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                             ALLIANCE GROWTH INVESTORS FUND o 15

----------------------
SECTOR DIVERSIFICATION
----------------------

SECTOR DIVERSIFICATION
April 30, 2002

                                                                      Percent of
                                                    U.S. $ Value      Net Assets
--------------------------------------------------------------------------------
Basic Industry                                      $  3,468,666            3.1%
--------------------------------------------------------------------------------
Capital Goods                                          5,384,444            4.8
--------------------------------------------------------------------------------
Consumer Services                                     11,661,142           10.5
--------------------------------------------------------------------------------
Consumer Staples                                       8,495,429            7.6
--------------------------------------------------------------------------------
Energy                                                 6,560,600            5.9
--------------------------------------------------------------------------------
Finance                                               10,105,843            9.1
--------------------------------------------------------------------------------
Health Care                                            9,208,405            8.3
--------------------------------------------------------------------------------
Multi-Industry                                         2,326,350            2.1
--------------------------------------------------------------------------------
Technology                                            10,524,287            9.5
--------------------------------------------------------------------------------
Utilities                                              8,134,515            7.3
--------------------------------------------------------------------------------
U.S. Government                                       34,093,696           30.6
--------------------------------------------------------------------------------
Total Investments*                                   109,963,377           98.8
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities               1,256,435            1.2
--------------------------------------------------------------------------------
Net Assets                                          $111,219,812          100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
16 o ALLIANCE GROWTH INVESTORS FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
April 30, 2002

                                                                      Percent of
Company                                                      Value    Net Assets
--------------------------------------------------------------------------------
U.S. Treasury Notes                                    $45,002,766         55.3%
--------------------------------------------------------------------------------
U.S. Treasury Bond, 5.50%, 8/15/28                      11,424,285         14.1
--------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                            1,094,700          1.3
--------------------------------------------------------------------------------
BP Plc (ADR)                                             1,087,120          1.3
--------------------------------------------------------------------------------
Microsoft Corp.                                          1,055,652          1.3
--------------------------------------------------------------------------------
Dell Computer Corp.                                      1,027,260          1.3
--------------------------------------------------------------------------------
Schering-Plough Corp.                                      999,180          1.2
--------------------------------------------------------------------------------
Citigroup, Inc.                                            894,838          1.1
--------------------------------------------------------------------------------
General Electric Co.                                       889,710          1.1
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                           879,060          1.1
--------------------------------------------------------------------------------
                                                       $64,354,571         79.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended April 30, 2002

                                                 ------------------------------
                                                      Shares or Principal
                                                 ------------------------------
Purchases                                             Bought   Holdings 4/30/02
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                 25,500             38,100
--------------------------------------------------------------------------------
BP Plc (ADR)                                          10,300             21,400
--------------------------------------------------------------------------------
Carnival Corp.                                        25,400             25,400
--------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                         11,900             24,600
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                         14,700             14,700
--------------------------------------------------------------------------------
Kerr-Mcgee Corp.                                       9,300             14,700
--------------------------------------------------------------------------------
Schering-Plough Corp.                                 25,900             36,600
--------------------------------------------------------------------------------
U.S. Treasury Note, 4.75%, 11/15/08              $10,900,000        $14,070,000
--------------------------------------------------------------------------------
U.S. Treasury Note, 5.75%, 8/15/10               $ 2,910,000        $ 5,850,000
--------------------------------------------------------------------------------
U.S. Treasury Note, 6.50%, 8/15/05               $ 5,620,000        $11,860,000
--------------------------------------------------------------------------------

Sales                                                   Sold   Holdings 4/30/02
--------------------------------------------------------------------------------
AFLAC, Inc.                                           25,600                 -0-
--------------------------------------------------------------------------------
Altera Corp.                                          31,600                 -0-
--------------------------------------------------------------------------------
Bank of America Corp.                                 18,200                 -0-
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                   29,400             19,700
--------------------------------------------------------------------------------
Home Depot, Inc.                                      10,900             17,400
--------------------------------------------------------------------------------
Kroger Co.                                            26,800                 -0-
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                   5,100                 -0-
--------------------------------------------------------------------------------
Tyco International, Ltd.                              12,700                 -0-
--------------------------------------------------------------------------------
U.S. Treasury Note, 6.50%, 02/15/10              $ 1,420,000                 -0-
--------------------------------------------------------------------------------
Viacom, Inc. Cl.A                                     19,600                 -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       ALLIANCE CONSERVATIVE INVESTORS FUND o 17

----------------------
SECTOR DIVERSIFICATION
----------------------

SECTOR DIVERSIFICATION
April 30, 2002

                                                                     Percent of
                                                      U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
Basic Industry                                         $ 1,424,791          1.7%
--------------------------------------------------------------------------------
Capital Goods                                            1,605,444          2.0
--------------------------------------------------------------------------------
Consumer Services                                        3,483,644          4.3
--------------------------------------------------------------------------------
Consumer Staples                                         2,552,723          3.1
--------------------------------------------------------------------------------
Energy                                                   1,966,180          2.4
--------------------------------------------------------------------------------
Finance                                                  3,073,819          3.8
--------------------------------------------------------------------------------
Health Care                                              2,745,486          3.4
--------------------------------------------------------------------------------
Multi-Industry                                             694,326          0.9
--------------------------------------------------------------------------------
Technology                                               3,169,139          3.9
--------------------------------------------------------------------------------
Utilities                                                2,415,724          3.0
--------------------------------------------------------------------------------
U.S. Government                                         56,427,051         69.4
--------------------------------------------------------------------------------
Total Investments*                                      79,558,327         97.9
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities                 1,749,011          2.1
--------------------------------------------------------------------------------
Net Assets                                             $81,307,338        100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
18 o ALLIANCE CONSERVATIVE INVESTORS FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

GROWTH INVESTORS FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002

Company                                              Shares        U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-68.2%

Consumer Services-10.5%
Broadcasting/Media-4.1%
AOL Time Warner, Inc.(a) ........................   127,750       $   2,429,805
Liberty Media Corp. Cl.A(a) .....................   196,200           2,099,340
                                                                  -------------
                                                                      4,529,145
                                                                  -------------

Entertainment & Leisure-2.5%
Carnival Corp. ..................................    85,300           2,841,343
                                                                  -------------

Retail - General Merchandise-3.9%
Home Depot, Inc. ................................    58,200           2,698,734
Kohl's Corp.(a) .................................    21,600           1,591,920
                                                                  -------------
                                                                      4,290,654
                                                                  -------------
                                                                     11,661,142
                                                                  -------------

Technology-9.5%
Communications Equipment-0.8%
Cisco Systems, Inc.(a) ..........................    59,300             868,745
                                                                  -------------

Computer Hardware-3.1%
Dell Computer Corp.(a) ..........................   131,100           3,453,174
                                                                  -------------

Computer Services-2.4%
Electronic Data Systems Corp. ...................    49,200           2,669,592
                                                                  -------------

Computer Software-3.2%
Microsoft Corp.(a) ..............................    67,600           3,532,776
                                                                  -------------
                                                                     10,524,287
Finance-9.1%                                                      -------------
Banking - Regional-2.3%
Bank One Corp. ..................................    63,500           2,595,245
                                                                  -------------

Insurance-2.7%
American International Group, Inc. ..............    42,462           2,934,973
                                                                  -------------

Mortgage Banking-1.4%
Freddie Mac .....................................    24,100           1,574,935
                                                                  -------------

Miscellaneous-2.7%
Citigroup, Inc. .................................    69,300           3,000,690
                                                                  -------------
                                                                     10,105,843
                                                                  -------------

Health Care-8.3%
Drugs-5.5%
Pfizer, Inc. ....................................    76,625           2,785,319
Schering-Plough Corp. ...........................   122,900           3,355,170
                                                                  -------------
                                                                      6,140,489
                                                                  -------------


--------------------------------------------------------------------------------
                                             ALLIANCE GROWTH INVESTORS FUND o 19

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                              Shares        U.S. $ Value
--------------------------------------------------------------------------------

Medical Products-1.3%
Johnson & Johnson ...............................    23,100       $   1,475,166
                                                                  -------------

Medical Services-1.5%
Cardinal Health, Inc. ...........................    23,000           1,592,750
                                                                  -------------
                                                                      9,208,405
                                                                  -------------

Consumer Staples-7.6%
Beverages-2.6%
Anheuser-Busch Companies, Inc. ..................    54,400           2,883,200
                                                                  -------------

Retail - Food & Drugs-2.4%
Walgreen Co. ....................................    72,500           2,738,325
                                                                  -------------

Tobacco-2.6%
Philip Morris Companies, Inc. ...................    52,800           2,873,904
                                                                  -------------
                                                                      8,495,429
                                                                  -------------

Utilities-7.3%
Electric & Gas-3.6%
Duke Energy Corp. ...............................    31,300           1,199,729
FPL Group, Inc. .................................    26,200           1,663,438
Pinnacle West Capital Corp. .....................    27,000           1,183,140
                                                                  -------------
                                                                      4,046,307
                                                                  -------------

Telephone Utility-3.7%
SBC Communications, Inc. ........................    83,500           2,593,510
Sprint Corp. (FON Group) ........................    94,300           1,494,655
Telefonica, SA (Spain)(a)(b) ....................         4                  43
                                                                  -------------
                                                                      4,088,208
                                                                  -------------
                                                                      8,134,515
                                                                  -------------

Energy-5.9%
Domestic Producers-2.6%
Kerr-McGee Corp. ................................    48,800           2,918,240
                                                                  -------------

International-3.3%
BP Plc (ADR) (United Kingdom) ...................    71,700           3,642,360
                                                                  -------------
                                                                      6,560,600
                                                                  -------------

Capital Goods-4.8%
Miscellaneous-4.8%
General Electric Co. ............................    94,600           2,984,630
United Technologies Corp. .......................    34,200           2,399,814
                                                                  -------------
                                                                      5,384,444
                                                                  -------------

Basic Industry-3.1%
Chemicals-2.0%
E.I. du Pont de Nemours & Co. ...................    49,500           2,202,750
                                                                  -------------

Mining & Metals-1.1%
Alcoa, Inc. .....................................    37,200           1,265,916
                                                                  -------------
                                                                      3,468,666
                                                                  -------------


--------------------------------------------------------------------------------
20 o ALLIANCE GROWTH INVESTORS FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                  Shares or
                                                  Principal
                                                     Amount
Company                                               (000)        U.S. $ Value
--------------------------------------------------------------------------------

Multi-Industry-2.1%
Danaher Corp. ...................................    32,500       $   2,326,350
                                                                  -------------

Total Common Stocks
   (cost $79,646,140) ...........................                    75,869,681
                                                                  -------------

DEBT OBLIGATIONS-30.6%
U.S. Government Obligations-30.6%
U.S. Treasury Bond
   6.375%, 8/15/27 ..............................  $  4,760           5,154,176
U.S. Treasury Notes
   4.75%, 11/15/08 ..............................     7,230           7,202,887
   5.75%, 8/15/10 ...............................     5,290           5,537,149
   6.50%, 8/15/05 ...............................    15,030          16,199,484
                                                                  -------------
Total Debt Obligations
   (cost $33,151,287)                                                34,093,696
                                                                  -------------

SHORT-TERM INVESTMENT-1.2%
Time Deposit-1.2%
State Street Euro Dollar
   1.25%, 5/01/02
(amortized cost $1,309,000) .....................     1,309           1,309,000
                                                                  -------------

Total Investments-100.0%
   (cost $114,106,427) ..........................                   111,272,377
Other assets less liabilities-0.0% ..............                       (52,565)
                                                                  -------------

Net Assets-100% .................................                 $ 111,219,812
                                                                  =============

(a)   Non-income producing security.

(b)   Euro denominated security.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE GROWTH INVESTORS FUND o 21

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

CONSERVATIVE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-28.5%

Consumer Services-4.3%
Broadcasting/Media-1.7%
AOL Time Warner, Inc.(a) ........................      38,100        $   724,662
Liberty Media Corp. Cl.A(a) .....................      58,600            627,020
                                                                     -----------
                                                                       1,351,682
                                                                     -----------

Entertainment & Leisure-1.0%
Carnival Corp. ..................................      25,400            846,074
                                                                     -----------

Retail - General Merchandise-1.6%
Home Depot, Inc. ................................      17,400            806,838
Kohl's Corp.(a) .................................       6,500            479,050
                                                                     -----------
                                                                       1,285,888
                                                                     -----------
                                                                       3,483,644
                                                                     -----------

Technology-3.9%
Communications Equipment-0.3%
Cisco Systems, Inc.(a) ..........................      19,700            288,605
                                                                     -----------

Computer Hardware-1.3%
Dell Computer Corp.(a) ..........................      39,000          1,027,260
                                                                     -----------

Computer Services-1.0%
Electronic Data Systems Corp. ...................      14,700            797,622
                                                                     -----------

Computer Software-1.3%
Microsoft Corp.(a) ..............................      20,200          1,055,652
                                                                     -----------
                                                                       3,169,139
                                                                     -----------

Finance-3.8%
Banking - Regional-1.0%
Bank One Corp. ..................................      20,400            833,748
                                                                     -----------

Insurance-1.1%
American International Group, Inc. ..............      12,655            874,713
                                                                     -----------

Mortgage Banking-0.6%
Freddie Mac .....................................       7,200            470,520
                                                                     -----------

Miscellaneous-1.1%
Citigroup, Inc. .................................      20,666            894,838
                                                                     -----------
                                                                       3,073,819
                                                                     -----------

Health Care-3.4%
Drugs-2.3%
Pfizer, Inc. ....................................      22,950            834,233
Schering-Plough Corp. ...........................      36,600            999,180
                                                                     -----------
                                                                       1,833,413
                                                                     -----------


--------------------------------------------------------------------------------
22 o ALLIANCE CONSERVATIVE INVESTORS FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

Medical Products-0.5%
Johnson & Johnson ...............................       6,800        $   434,248
                                                                     -----------

Medical Services-0.6%
Cardinal Health, Inc. ...........................       6,900            477,825
                                                                     -----------
                                                                       2,745,486
                                                                     -----------

Consumer Staples-3.1%
Beverages-1.0%
Anheuser-Busch Companies, Inc. ..................      16,300            863,900
                                                                     -----------

Retail - Food & Drugs-1.0%
Walgreen Co. ....................................      21,800            823,386
                                                                     -----------

Tobacco-1.1%
Philip Morris Companies, Inc. ...................      15,900            865,437
                                                                     -----------
                                                                       2,552,723
                                                                     -----------

Utilities-3.0%
Electric & Gas-1.6%
Duke Energy Corp. ...............................       9,300            356,469
FPL Group, Inc. .................................       7,900            501,571
Pinnacle West Capital Corp. .....................       9,000            394,380
                                                                     -----------
                                                                       1,252,420
                                                                     -----------

Telephone Utility-1.4%
SBC Communications, Inc. ........................      24,900            773,394
Sprint Corp. (FON Group) ........................      24,600            389,910
                                                                     -----------
                                                                       1,163,304
                                                                     -----------
                                                                       2,415,724
                                                                     -----------

Energy-2.4%
Domestic Producers-1.1%
Kerr-McGee Corp. ................................      14,700            879,060
                                                                     -----------

International-1.3%
BP Plc (ADR) (United Kingdom) ...................      21,400          1,087,120
                                                                     -----------
                                                                       1,966,180
                                                                     -----------

Capital Goods-2.0%
Miscellaneous-2.0%
General Electric Co. ............................      28,200            889,710
United Technologies Corp. .......................      10,200            715,734
                                                                     -----------
                                                                       1,605,444
                                                                     -----------

Basic Industry-1.7%
Chemicals-1.3%
E.I. du Pont de Nemours & Co. ...................      24,600          1,094,700
                                                                     -----------

Mining & Metals-0.4%
Alcoa, Inc. .....................................       9,700            330,091
                                                                     -----------
                                                                       1,424,791
                                                                     -----------


--------------------------------------------------------------------------------
                                       ALLIANCE CONSERVATIVE INVESTORS FUND o 23

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                 (000)       U.S. $ Value
--------------------------------------------------------------------------------

Multi-Industry-0.9%
Danaher Corp. ...................................       9,700        $   694,326
                                                                     -----------

Total Common Stocks
   (cost $24,091,624) ...........................                     23,131,276
                                                                     -----------

DEBT OBLIGATIONS-69.4%
U.S. Government Obligations-69.4%
U.S. Treasury Bond
   5.50%, 8/15/28 ...............................     $11,810         11,424,285
U.S. Treasury Notes
   4.75%, 2/15/04 ...............................       7,770          7,998,205
   4.75%, 11/15/08 ..............................      14,070         14,017,237
   5.75%, 8/15/10 ...............................       5,850          6,123,312
   6.50%, 8/15/05 ...............................      11,860         12,782,827
   6.875%, 5/15/06 ..............................       3,725          4,081,185
                                                                     -----------
Total Debt Obligations
   (cost $54,579,213) ...........................                     56,427,051
                                                                     -----------

SHORT-TERM INVESTMENT-1.5%
Time Deposit-1.5%
State Street Euro Dollar
   1.25%, 5/01/02
   (amortized cost $1,240,000) ..................       1,240          1,240,000
                                                                     -----------

Total Investments-99.4%
   (cost $79,910,837) ...........................                     80,798,327
Other assets less liabilities - 0.6% ............                        509,011
                                                                     -----------

Net Assets-100% .................................                    $81,307,338
                                                                     ===========

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
24 o ALLIANCE CONSERVATIVE INVESTORS FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2002

                                                        Growth          Conservative
                                                    Investors Fund     Investors Fund
                                                    ==============     ==============
Assets
Investments in securities, at value
  (cost $114,106,427 and $79,910,837,
  respectively) ................................     $ 111,272,377      $  80,798,327
Cash ...........................................               101                687
Collateral held for securities loaned ..........        25,623,750         19,187,125
Receivable for shares of beneficial
  interest sold ......... ......................         1,213,674            595,556
Interest and dividends receivable ..............           518,607            878,292
Foreign taxes receivable .......................            14,807              2,508
                                                     -------------      -------------
Total assets ...................................       138,643,316        101,462,495
                                                     -------------      -------------
Liabilities
Payable for collateral received on securities
  loaned .......................................        25,623,750         19,187,125
Payable for shares of beneficial interest
  redeemed .....................................         1,514,292            756,750
Advisory fee payable ...........................            70,220             14,936
Distribution fee payable .......................            63,363             48,957
Accrued expenses ...............................           151,879            147,389
                                                     -------------      -------------
Total liabilities ..............................        27,423,504         20,155,157
                                                     -------------      -------------
Net Assets .....................................     $ 111,219,812      $  81,307,338
                                                     =============      =============
Composition of Net Assets
Shares of beneficial interest, at par ..........     $         108      $          80
Additional paid-in capital .....................       136,824,631         87,195,119
Undistributed net investment income (loss) .....           162,969           (141,700)
Accumulated net realized loss on
  investment and foreign currency
  transactions .................................       (22,932,758)        (6,630,073)
Net unrealized appreciation/depreciation
  of investments and foreign currency
  denominated assets and liabilities ...........        (2,835,138)           883,912
                                                     -------------      -------------
                                                     $ 111,219,812      $  81,307,338
                                                     =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
         ALLIANCE GROWTH INVESTORS AND ALLIANCE CONSERVATIVE INVESTORS FUND o 25

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

                                                     Growth        Conservative
                                                 Investors Fund   Investors Fund
                                                 ==============   ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price
  per share ($52,601,527/5,108,451
  and $31,857,161/3,163,937 shares
  of beneficial interest issued and
  outstanding, respectively) .................       $10.30           $10.07
Sales charge--4.25% of public offering
  price ......................................          .46              .45
                                                     ------           ------
Maximum offering price .......................       $10.76           $10.52
                                                     ======           ======
Class B Shares
Net asset value and offering price
  per share ($49,484,257/4,787,140 and
  $41,984,354/4,070,629 shares
  of beneficial interest issued and
  outstanding, respectively) .................       $10.34           $10.31
                                                     ======           ======
Class C Shares
Net asset value and offering price
  per share ($9,134,028/882,342 and
  $7,465,823/723,177 shares
  of beneficial interest issued and
  outstanding, respectively) .................       $10.35           $10.32
                                                     ======           ======

See notes to financial statements.


--------------------------------------------------------------------------------
26 o ALLIANCE GROWTH INVESTORS AND ALLIANCE CONSERVATIVE INVESTORS FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended April 30, 2002

                                                     Growth        Conservative
                                                 Investors Fund   Investors Fund
                                                 ==============   ==============
Investment Income
Interest ....................................     $  1,586,771      $ 2,652,214
Dividends (net of foreign taxes withheld
  of $4,318 and $1,128, respectively) .......        1,039,737          282,003
                                                  ------------      -----------
Total income ................................        2,626,508        2,934,217
                                                  ------------      -----------
Expenses
Advisory fee ................................          914,579          571,709
Distribution fee--Class A ...................          147,975           77,504
Distribution fee--Class B ...................          619,378          428,553
Distribution fee--Class C ...................          106,812           75,381
Transfer agency .............................          362,924          201,245
Custodian ...................................          121,634          120,744
Printing ....................................           61,813           33,836
Audit and legal .............................           53,434           59,427
Registration ................................           36,544           36,080
Trustees' fees ..............................           26,587           27,550
Miscellaneous ...............................            8,831            7,891
                                                  ------------      -----------
Total expenses ..............................        2,460,511        1,639,920
Less: expenses waived and assumed by
  adviser (See Note B) ......................               -0-        (219,976)
                                                  ------------      -----------
Net expenses ................................        2,460,511        1,419,944
                                                  ------------      -----------
Net investment income .......................          165,997        1,514,273
                                                  ------------      -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
  transactions ..............................      (21,199,977)      (5,399,264)
Net realized loss on foreign currency
  transactions ..............................             (162)             (37)
Net change in unrealized
  appreciation/depreciation of:
  Investments ...............................        4,333,896        1,347,052
  Foreign currency denominated assets
    and liabilities .........................            3,620              742
                                                  ------------      -----------
Net loss on investments and foreign
  currency transactions .....................      (16,862,623)      (4,051,507)
                                                  ------------      -----------
Net Decrease in Net Assets
  from Operations ...........................     $(16,696,626)     $(2,537,234)
                                                  ============      ===========

See notes to financial statements.


--------------------------------------------------------------------------------
                 ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 27

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Growth Investors Fund
                                                ================================
                                                  Year Ended        Year Ended
                                                April 30, 2002    April 30, 2001
                                                ==============    ==============

Increase (Decrease) in Net Assets
from Operations
Net investment income .......................   $     165,997     $   2,207,873
Net realized gain (loss) on investment and
  foreign currency transactions .............     (21,200,139)        5,371,617
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities ........       4,337,516       (20,360,945)
                                                -------------     -------------
Net decrease in net assets from
  operations ................................     (16,696,626)      (12,781,455)
Dividends and Distributions to
Shareholders from
Net investment income
  Class A ...................................              -0-       (1,281,941)
  Class B ...................................              -0-       (1,211,933)
  Class C ...................................              -0-         (199,314)
Net realized gain on investments
  Class A ...................................              -0-       (6,495,444)
  Class B ...................................              -0-       (9,031,632)
  Class C ...................................              -0-       (1,488,268)
Transactions in Shares of
Beneficial Interest
Net increase (decrease) .....................     (11,111,270)       26,833,227
                                                -------------     -------------
Total decrease ..............................     (27,807,896)       (5,656,760)
Net Assets
Beginning of period .........................     139,027,708       144,684,468
                                                -------------     -------------
End of period (including undistributed
  net investment income of $162,969
  and $367,640 at April 30, 2002 and
  April 30, 2001, respectively) .............   $ 111,219,812     $ 139,027,708
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
28 o ALLIANCE GROWTH INVESTORS FUNDS

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Conservative Investors Fund
                                               =================================
                                                 Year Ended         Year Ended
                                               April 30, 2002     April 30, 2001
                                               ==============     ==============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................      $  1,514,273       $  2,177,291
Net realized loss on investment and
  foreign currency transactions ..........        (5,399,301)          (575,767)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities .....         1,347,794           (788,177)
                                                ------------       ------------
Net increase (decrease) in net assets
  from operations ........................        (2,537,234)           813,347
Dividends and Distributions to
Shareholders from
Net investment income
  Class A ................................          (691,171)          (898,965)
  Class B ................................          (826,387)        (1,125,160)
  Class C ................................          (144,748)          (221,421)
Net realized gain on investments
  Class A ................................                -0-          (933,385)
  Class B ................................                -0-        (1,427,456)
  Class C ................................                -0-          (281,167)
Transactions in Shares of
Beneficial Interest
Net increase .............................        13,140,017         13,376,607
                                                ------------       ------------
Total increase ...........................         8,940,477          9,302,400
Net Assets
Beginning of period ......................        72,366,861         63,064,461
                                                ------------       ------------
End of period (including undistributed
  net investment income of $24,498
  at April 30, 2001) .....................      $ 81,307,338       $ 72,366,861
                                                ============       ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                      ALLIANCE CONSERVATIVE INVESTORS FUNDS o 29

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2002

NOTE A

Significant Accounting Policies

Alliance Growth Investors Fund and Alliance Conservative Investors Fund (the "Funds"), two series of The Alliance Portfolios (the "Trust"), are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
30 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest, dividends and foreign tax reclaims recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. The Funds do not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Funds accrete discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Fund represented by the net assets of such class, except that each Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares. Expenses of the Trust are charged to each Fund in proportion to net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are per-


--------------------------------------------------------------------------------
                 ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 31

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

manent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, the Growth Investors Fund had permanent differences, primarily due to a distribution reclass and the difference in recognition of the amortization of bond premium, which resulted in a net decrease to undistributed net investment income and a corresponding decrease in accumulated net realized loss on investments and foreign currency transactions. During the current fiscal year, the Conservative Investors Fund had permanent differences, primarily due to the difference in recognition of the amortization of bond premium, which resulted in a net decrease to undistributed net investment loss and a corresponding increase in accumulated net realized loss on investments and foreign currency transactions. These reclassifications had no effect on net assets.

7. Change in Accounting Principle

As required, effective May 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Funds. Prior to May 1, 2001, the Funds did not amortize premiums on debt securities.

The Growth Investors Fund determined that the adoption of premium amortization policy resulted in a cumulative reduction of $31,953 in cost of investments and a corresponding $31,953 decrease in net unrealized depreciation, based on investments owned by the Fund on May 1, 2001.

The effect of this change for the year ended April 30, 2002, was to decrease net investment income by $133,271, decrease net unrealized depreciation of investments by $83,474 and decrease net realized loss on investments by $49,797. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

The Conservative Investors Fund determined that the adoption of premium amortization policy resulted in a cumulative reduction of $63,695 in cost of investments and a corresponding $63,695 increase in net unrealized appreciation, based on investments owned by the Fund on May 1, 2001.

The effect of this change for the year ended April 30, 2002, was to decrease net investment income by $155,807, increase net unrealized appreciation of investments by $110,240 and decrease net realized loss on investments by $45,567. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Funds pay Alliance Capital Management L.P. (the


--------------------------------------------------------------------------------
32 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

"Adviser"), an advisory fee at an annual rate of .75% of each Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.40%, 2.10%, and 2.10% of the average daily net assets for Class A, Class B and Class C shares, respectively, of the Conservative Investors Fund. For the year ended April 30, 2002, such reimbursement amounted to $219,976 for the Conservative Investors Fund.

The Funds compensate Alliance Global Investor Services, Inc., (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Funds. Such compensation amounted to $283,711 and $149,100 for the Growth Investors Fund and Conservative Investors Fund, respectively, for the year ended April 30, 2002.

For the year ended April 30, 2002, the Funds' expenses were reduced by $2,449 and $1,166 for the Growth Investors Fund and the Conservative Investors Fund, respectively, under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of each Fund's shares. The Distributor has advised the Funds that it has received front-end sales charges of $18,475 from the sales of Class A shares and $1,126, $59,146 and $1,579 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended April 30, 2002 for the Growth Investors Fund. The Distributor also received front-end sales charges of $9,215 from the sales of Class A shares and $2,250, $71,436 and $1,597 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended April 30, 2002 for the Conservative Investors Fund.

Brokerage commissions paid on investment transactions for the year ended April 30, 2002, amounted to $290,373 and $89,116 for the Growth Investors and Conservative Investors Funds, respectively, of which $16,910 and $4,660 was paid by the Growth Investors and Conservative Investors Funds, respectively, to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

Accrued expenses includes amounts owed to one of the Trustees under a deferred compensation plan of $25,012 and $24,204, respectively, for the Growth Investors and Conservative Investors Funds, respectively.

NOTE C

Distribution Plans

The Funds have adopted a Plan for each class of shares of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Funds pay distribution and servicing fees to the Distributor at an annual rate of up to .50%


--------------------------------------------------------------------------------
                 ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 33

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

of each Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Fund's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Funds to the Distributor with respect to the relevant class.

The Plans also provide that the Adviser may use its own resources to finance the distribution of each Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the Growth Investors Fund aggregated $112,845,447 and $121,431,658, respectively, for the year ended April 30, 2002. There were purchases of $24,903,284 and sales of $26,947,141 of U.S. government and government agency obligations for the year ended April 30, 2002. At April 30, 2002, the cost of investments for federal income tax purposes for the Growth Investors Fund was $114,472,705. Gross unrealized appreciation of investments was $4,215,475 and gross unrealized depreciation of investments was $7,415,803 resulting in net unrealized depreciation of $3,200,328 (excluding foreign currency transactions).

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the Conservative Investors Fund aggregated $36,527,114 and $33,329,813, respectively, for the year ended April 30, 2002. There were purchases of $29,858,648 and sales of $19,274,378 of U.S. government and government agency obligations for the year ended April 30, 2002. At April 30, 2002, the cost of investments for federal income tax purposes for the Conservative Investors Fund was $80,423,662. Gross unrealized appreciation of investments was $2,301,812 and gross unrealized depreciation of investments was $1,927,148 resulting in net unrealized appreciation of $374,664 (excluding foreign currency transactions).


--------------------------------------------------------------------------------
34 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The Growth Investors Fund incurred and elected to defer post October capital losses of $12,974,244 for the year ended April 30, 2002. The Conservative Investors Fund incurred and elected to defer post October capital losses of $3,364,187 for the year ended April 30, 2002. These losses are treated as though incurred on May 1, 2002. To the extent that any post October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

1. Forward Exchange Currency Contracts

The Growth Investors and Conservative Investors Funds enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts held are recorded for financial reporting purposes as unrealized gains or losses by the Funds.

The Funds' custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Funds having a value at least equal to the aggregate amount of the Funds' commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Funds have in that particular currency contract.

At April 30, 2002, there were no outstanding forward exchange currency contracts for the Growth Investors Fund and the Conservative Investors Fund.

2. Financial Futures Contracts

The Funds may buy or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. The Funds bear the market risk that arises from changes in the value of these financial instruments. The Fund's activities in domestic futures contracts are conducted through regulated exchanges which do not result in counterparty credit risk.

At the time the Funds enter into a futures contract, each Fund deposits and maintains with their custodian as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.


--------------------------------------------------------------------------------
                 ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 35

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At April 30, 2002, the Funds had no outstanding futures contracts.

NOTE E

Distributions To Shareholders

The tax character of distributions paid during the fiscal year ended April 30, 2002 and April, 30, 2001 were as follows:

                                                       2002              2001
                                                    ==========       ===========
Alliance Growth Investors Fund
Distributions paid from:
   Ordinary income ..........................       $        0       $ 5,669,398
   Long term capital gains ..................                0        14,039,134
                                                    ----------       -----------
Total taxable distributions .................                0        19,708,532
                                                    ----------       -----------
Total distributions paid ....................       $        0       $19,708,532
                                                    ----------       -----------
Alliance Conservative Investors Fund
Distributions paid from:
   Ordinary income ..........................       $1,662,306       $ 2,604,381
   Long term capital gains ..................                0         2,283,173
                                                    ----------       -----------
Total taxable distributions .................        1,662,306         4,887,554
                                                    ----------       -----------
Total distributions paid ....................       $1,662,306       $ 4,887,554
                                                    ----------       -----------

As of April 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                     Growth        Conservative
                                                 Investors Fund   Investors Fund
                                                 ==============   ==============
Undistributed Ordinary Income ...............     $    302,432      $    55,575
                                                  ------------      -----------
Accumulated earnings ........................          302,432           55,575
Accumulated capital and other losses (a) ....      (22,932,758)      (6,630,073)
Unrealized appreciation/(depreciation) (b) ..       (3,200,328)         374,664
                                                  ------------      -----------
Total accumulated earnings/(deficit) ........     $(25,830,654)     $(6,199,834)
                                                  ------------      -----------

(a) On April 30, 2002, the Growth Investors Fund and the Conservative Investors Fund had net capital loss carryforwards of $9,707,664 and $2,927,000, respectively, all of which expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds next taxable year. For the period ended April 30 2002, the Growth Investors Fund and the Conservative Investors Fund deferred to May 1, 2002, post October capital losses of $12,974,244 and $3,364,187, respectively.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.


--------------------------------------------------------------------------------
36 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Securities Lending

The Funds have entered into a securities lending agreement with AG Edwards & Sons, Inc. (formerly ING Institutional Trust Company) (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Funds, administers the lending of portfolio securities to certain broker-dealers. In return, the Funds receive fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Funds. AG Edwards & Sons, Inc. will indemnify the Funds for any losses resulting from a borrower's failure to return a loaned security when due. Fee income earned for the year ended April 30, 2002 amounted to $15,433 and $14,143 for the Growth Investors Fund and Conservative Investors Fund, respectively. Such fee income earned is included in interest income in the accompanying statement of operations. For the year ended April 30, 2002, the Funds had loaned securities with a value of $24,732,315 and $18,473,151 and received cash collateral of $25,623,750 and $19,187,125 for the Growth Investors Fund and Conservative Investors Fund, respectively.

NOTE G

Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into three classes, designated Class A, Class B and Class C shares for both Funds. Transactions in shares of beneficial interest were as follows:

                                     Alliance Growth Investors Fund

                      --------------------------      ------------------------------
                                Shares                             Amount
                      --------------------------      ------------------------------
                      Year Ended      Year Ended        Year Ended        Year Ended
                       April 30,       April 30,         April 30,         April 30,
                            2002            2001              2002              2001
                      --------------------------------------------------------------
Class A
Shares sold              921,202       1,481,380      $  9,856,064      $ 20,203,483
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-        606,310                -0-        7,475,861
------------------------------------------------------------------------------------
Shares converted
  from Class B           872,202          33,048         9,102,907           446,833
------------------------------------------------------------------------------------
Shares redeemed       (1,218,152)     (1,269,844)      (13,038,455)      (17,277,124)
------------------------------------------------------------------------------------
Net increase             575,252         850,894      $  5,920,516      $ 10,849,053
====================================================================================


--------------------------------------------------------------------------------
                 ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 37

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                     Alliance Growth Investors Fund

                      --------------------------      ------------------------------
                                Shares                             Amount
                      --------------------------      ------------------------------
                      Year Ended      Year Ended        Year Ended        Year Ended
                       April 30,       April 30,         April 30,         April 30,
                            2002            2001              2002              2001
                      --------------------------------------------------------------
Class B
Shares sold              696,339       1,361,564      $  7,527,559      $ 18,159,740
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-        768,778                -0-        9,617,454
------------------------------------------------------------------------------------
Shares converted
  to Class A            (866,836)        (32,718)       (9,102,907)         (446,833)
------------------------------------------------------------------------------------
Shares redeemed       (1,249,979)     (1,160,946)      (13,568,861)      (15,411,368)
------------------------------------------------------------------------------------
Net increase
  (decrease)          (1,420,476)        936,678      $(15,144,209)     $ 11,918,993
====================================================================================

Class C
Shares sold              176,078         480,453      $  1,909,021      $  6,471,594
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-        127,137                -0-        1,591,754
------------------------------------------------------------------------------------
Shares redeemed         (353,169)       (311,383)       (3,796,598)       (3,998,167)
------------------------------------------------------------------------------------
Net increase
  (decrease)            (177,091)        296,207      $ (1,887,577)     $  4,065,181
====================================================================================


                                  Alliance Conservative Investors Fund

                      --------------------------      ------------------------------
                                Shares                             Amount
                      --------------------------      ------------------------------
                      Year Ended      Year Ended        Year Ended        Year Ended
                       April 30,       April 30,         April 30,         April 30,
                            2002            2001              2002              2001
                      --------------------------------------------------------------
Class A
Shares sold              996,089         681,924      $ 10,137,598      $  7,570,815
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           59,624         157,170           602,069         1,719,345
------------------------------------------------------------------------------------
Shares converted
  from Class B           442,113          31,970         4,556,659           358,692
------------------------------------------------------------------------------------
Shares redeemed         (605,795)       (510,422)       (6,231,679)       (5,670,012)
------------------------------------------------------------------------------------
Net increase             892,031         360,642      $  9,064,647      $  3,978,840
====================================================================================


--------------------------------------------------------------------------------
38 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                  Alliance Conservative Investors Fund

                      --------------------------      ------------------------------
                                Shares                             Amount
                      --------------------------      ------------------------------
                      Year Ended      Year Ended        Year Ended        Year Ended
                       April 30,       April 30,         April 30,         April 30,
                            2002            2001              2002              2001
                      --------------------------------------------------------------
Class B
Shares sold            1,626,204       1,066,253      $ 17,225,061      $ 12,013,059
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           57,633         209,660           596,267         2,346,013
------------------------------------------------------------------------------------
Shares converted
  to Class A            (445,705)        (31,313)       (4,556,659)         (358,692)
------------------------------------------------------------------------------------
Shares redeemed         (852,443)       (579,495)       (9,059,800)       (6,615,810)
------------------------------------------------------------------------------------
Net increase             385,689         665,105      $  4,204,869      $  7,384,570
====================================================================================

Class C
Shares sold              550,483         424,341      $  5,821,339      $  4,777,482
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           12,095          41,616           125,351           465,910
------------------------------------------------------------------------------------
Shares redeemed         (574,886)       (288,658)       (6,076,189)       (3,230,195)
------------------------------------------------------------------------------------
Net increase
  (decrease)             (12,308)        177,299      $   (129,499)     $  2,013,197
====================================================================================

NOTE H

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Funds, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Funds did not utilize the Facility during the year ended April 30, 2002.


--------------------------------------------------------------------------------
                 ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 39

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Period

                                        ---------------------------------------------------------------------
                                                                     Class A
                                        ---------------------------------------------------------------------
                                                                Year Ended April 30,
                                        ---------------------------------------------------------------------
                                        2002(a)          2001          2000             1999             1998
                                        ---------------------------------------------------------------------
Net asset value,
  beginning of period .............     $ 11.70       $ 14.80       $ 15.80          $ 15.09          $ 13.12
Income From Investment
  Operations
Net investment income(b) ..........         .06           .26           .29              .17              .12
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ....................       (1.46)        (1.33)         1.05             2.20             3.34
                                        ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................       (1.40)        (1.07)         1.34             2.37             3.46
                                        ---------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............        -0-           (.33)         (.29)            (.16)            (.16)
Distributions in excess of net
  investment income ...............        -0-           -0-           -0-              (.09)              -0-
Distributions from net
  realized gains ..................        -0-          (1.70)        (2.05)           (1.41)           (1.33)
                                        ---------------------------------------------------------------------
Total dividends and
  distributions ...................        -0-          (2.03)        (2.34)           (1.66)           (1.49)
                                        ---------------------------------------------------------------------
Net asset value,
  end of period ...................     $ 10.30       $ 11.70       $ 14.80          $ 15.80          $ 15.09
                                        =====================================================================
Total Return
Total investment return based
  on net asset value(c) ...........      (11.97)%       (7.94)%        9.19%           16.81%           27.96%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................     $52,602       $53,031       $54,509          $47,917          $33,222
Ratio to average net assets of:
  Expenses ........................        1.58%         1.50%         1.46%(d)         1.56%(d)         1.60%(d)
  Net investment income ...........         .59%         1.97%         1.93%            1.12%             .81%
Portfolio turnover rate ...........         116%          114%          155%              84%             137%

See footnote summary on page 46.


--------------------------------------------------------------------------------
40 o ALLIANCE GROWTH INVESTORS FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Period

                                        ---------------------------------------------------------------------
                                                                     Class B
                                        ---------------------------------------------------------------------
                                                                Year Ended April 30,
                                        ---------------------------------------------------------------------
                                        2002(a)          2001          2000             1999             1998
                                        ---------------------------------------------------------------------
Net asset value,
  beginning of period .............     $ 11.83       $ 14.94       $ 15.88          $ 15.12          $ 13.11
                                        ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b) .......................        (.02)          .17           .18              .06              .01
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ....................       (1.47)        (1.35)         1.05             2.21             3.35
                                        ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................       (1.49)        (1.18)         1.23             2.27             3.36
                                        ---------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............          -0-         (.23)         (.12)            (.07)            (.02)
Distributions in excess of net
  investment income ...............          -0-           -0-           -0-            (.03)              -0-
Distributions from net
  realized gains ..................          -0-        (1.70)        (2.05)           (1.41)           (1.33)
                                        ---------------------------------------------------------------------
Total dividends and
  distributions ...................          -0-        (1.93)        (2.17)           (1.51)           (1.35)
                                        ---------------------------------------------------------------------
Net asset value,
  end of period ...................     $ 10.34       $ 11.83       $ 14.94          $ 15.88          $ 15.12
                                        =====================================================================
Total Return
Total investment return based
  on net asset value(c) ...........      (12.60)%       (8.65)%        8.39%           15.96%           27.04%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................     $49,484       $73,446       $78,762          $77,554          $72,618
Ratio to average net assets of:
  Expenses ........................        2.32%         2.23%         2.18%(d)         2.29%(d)         2.31%(d)
  Net investment income
    (loss) ........................        (.18)%        1.24%         1.20%             .39%             .10%
Portfolio turnover rate ...........         116%          114%          155%              84%             137%

See footnote summary on page 46.


--------------------------------------------------------------------------------
                                             ALLIANCE GROWTH INVESTORS FUND o 41

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Period

                                        ---------------------------------------------------------------------
                                                                     Class C
                                        ---------------------------------------------------------------------
                                                                Year Ended April 30,
                                        ---------------------------------------------------------------------
                                        2002(a)          2001          2000             1999             1998
                                        ---------------------------------------------------------------------
Net asset value,
  beginning of period .............     $ 11.85       $ 14.95       $ 15.88          $ 15.13          $ 13.12
                                        ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(b) .......................        (.02)          .17           .18              .06              .02
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ....................       (1.48)        (1.34)         1.06             2.20             3.34
                                        ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................       (1.50)        (1.17)         1.24             2.26             3.36
                                        ---------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............          -0-         (.23)         (.12)            (.07)            (.02)
Distributions in excess of net
  investment income ...............          -0-           -0-           -0-            (.03)              -0-
Distributions from net
  realized gains ..................          -0-        (1.70)        (2.05)           (1.41)           (1.33)
                                        ---------------------------------------------------------------------
Total dividends and
  distributions ...................          -0-        (1.93)        (2.17)           (1.51)           (1.35)
                                        ---------------------------------------------------------------------
Net asset value,
  end of period ...................     $ 10.35       $ 11.85       $ 14.95          $ 15.88          $ 15.13
                                        =====================================================================
Total Return
Total investment return based
  on net asset value(c) ...........      (12.66)%       (8.57)%        8.45%           15.88%           27.02%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................     $ 9,134       $12,550       $11,414          $ 9,618          $ 8,336
Ratio to average net assets of:
  Expenses ........................        2.30%         2.21%         2.17%(d)         2.28%(d)         2.30%(d)
  Net investment income
    (loss) ........................        (.15)%        1.24%         1.21%             .40%             .11%
Portfolio turnover rate ...........         116%          114%          155%              84%             137%

See footnote summary on page 46.


--------------------------------------------------------------------------------
42 o ALLIANCE GROWTH INVESTORS FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Period

                                        ---------------------------------------------------------------------
                                                                     Class A
                                        ---------------------------------------------------------------------
                                                                Year Ended April 30,
                                        ---------------------------------------------------------------------
                                        2002(a)          2001          2000             1999             1998
                                        ---------------------------------------------------------------------
Net asset value,
  beginning of period .............     $ 10.65       $ 11.33       $ 11.88          $ 11.97          $ 11.31
                                        ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)(e) .......         .25           .41           .44              .38              .39
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ....................        (.55)         (.20)          .07              .61             1.54
                                        ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        (.30)          .21           .51              .99             1.93
                                        ---------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............        (.28)         (.43)         (.40)            (.38)            (.43)
Distributions in excess of net
  investment income ...............          -0-           -0-           -0-            (.05)              -0-
Distributions from net
  realized gains ..................          -0-         (.46)         (.66)            (.65)            (.84)
                                        ---------------------------------------------------------------------
Total dividends and
  distributions ...................        (.28)         (.89)        (1.06)           (1.08)           (1.27)
                                        ---------------------------------------------------------------------
Net asset value,
  end of period ...................     $ 10.07       $ 10.65       $ 11.33          $ 11.88          $ 11.97
                                        =====================================================================
Total Return
Total investment return based
  on net asset value(c) ...........       (2.80)%        1.76%         4.50%            8.59%           17.87%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................     $31,857       $24,191       $21,648          $18,493          $11,715
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements ................        1.40%         1.40%         1.41%(d)         1.41%(d)         1.41%(d)
  Expenses, before waivers/
    reimbursements ................        1.70%         1.67%         1.67%            1.74%            1.91%
  Net investment income(e) ........        2.46%         3.72%         3.75%            3.17%            3.33%
Portfolio turnover rate ...........          72%           65%           54%             105%             138%

See footnote summary on page 46.


--------------------------------------------------------------------------------
                                       ALLIANCE CONSERVATIVE INVESTORS FUND o 43

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Period

                                        ---------------------------------------------------------------------
                                                                     Class B
                                        ---------------------------------------------------------------------
                                                                Year Ended April 30,
                                        ---------------------------------------------------------------------
                                        2002(a)          2001          2000             1999             1998
                                        ---------------------------------------------------------------------
Net asset value,
  beginning of period .............     $ 10.90       $ 11.57       $ 12.12          $ 12.19          $ 11.49
                                        ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)(e) .......         .18           .34           .36              .30              .32
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ....................        (.57)         (.19)          .07              .63             1.55
                                        ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        (.39)          .15           .43              .93             1.87
                                        ---------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............        (.20)         (.36)         (.32)            (.31)            (.33)
Distributions in excess of net
  investment income ...............          -0-           -0-           -0-            (.04)              -0-
Distributions from net
  realized gains ..................          -0-         (.46)         (.66)            (.65)            (.84)
                                        ---------------------------------------------------------------------
Total dividends and
  distributions ...................        (.20)         (.82)         (.98)           (1.00)           (1.17)
                                        ---------------------------------------------------------------------
Net asset value,
  end of period ...................     $ 10.31       $ 10.90       $ 11.57          $ 12.12          $ 12.19
                                        =====================================================================
Total Return
Total investment return based
  on net asset value(c) ...........       (3.54)%        1.12%         3.73%            7.82%           17.04%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................     $41,984       $40,155       $34,952          $31,177          $28,432
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ................        2.10%         2.10%         2.11%(d)         2.11%(d)         2.11%(d)
  Expenses, before waivers/
    reimbursements ................        2.38%         2.40%         2.40%            2.48%            2.61%
  Net investment income(e) ........        1.74%         3.02%         3.05%            2.48%            2.63%
Portfolio turnover rate ...........          72%           65%           54%             105%             138%

See footnote summary on page 46.


--------------------------------------------------------------------------------
44 o ALLIANCE CONSERVATIVE INVESTORS FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Period

                                        ---------------------------------------------------------------------
                                                                     Class C
                                        ---------------------------------------------------------------------
                                                                Year Ended April 30,
                                        ---------------------------------------------------------------------
                                        2002(a)          2001          2000             1999             1998
                                        ---------------------------------------------------------------------
Net asset value,
  beginning of period .............     $ 10.91       $ 11.58       $ 12.13          $ 12.19          $ 11.49
                                        ---------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b)(e) .......         .19           .34           .36              .30              .32
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ....................        (.58)         (.19)          .07              .64             1.55
                                        ---------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................        (.39)          .15           .43              .94             1.87
                                        ---------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...............        (.20)         (.36)         (.32)            (.31)            (.33)
Distribution in excess of net
  investment income ...............          -0-           -0-           -0-            (.04)              -0-
Distributions from net
  realized gains ..................          -0-         (.46)         (.66)            (.65)            (.84)
                                        ---------------------------------------------------------------------
Total dividends and
  distributions ...................        (.20)         (.82)         (.98)           (1.00)           (1.17)
                                        ---------------------------------------------------------------------
Net asset value,
  end of period ...................     $ 10.32       $ 10.91       $ 11.58          $ 12.13          $ 12.19
                                        =====================================================================
Total Return
Total investment return based
  on net asset value(c) ...........       (3.54)%        1.12%         3.72%            7.91%           17.04%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................     $ 7,466       $ 8,021       $ 6,464          $ 5,688          $ 4,162
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ................        2.10%         2.10%         2.11%(d)         2.11%(d)         2.11%(d)
  Expenses, before waivers/
    reimbursements ................        2.39%         2.39%         2.39%            2.47%            2.61%
  Net investment income(e) ........        1.74%         3.00%         3.05%            2.47%            2.63%
Portfolio turnover rate ...........          72%           65%           54%             105%             138%

See footnote summary on page 46.


--------------------------------------------------------------------------------
                                       ALLIANCE CONSERVATIVE INVESTORS FUND o 45

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) As required, effective May 1, 2001, the Growth Investors Fund and Conservative Investors Fund have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended April 30, 2002 for the Growth Investors Fund was to decrease net investment income per share by $.02 for Class A and Class C and $.01 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.01 for Class B, and decrease the ratio of net investment income to average net assets from .70% to .59% for Class A, from (.07)% to (.18)% for Class B and from (.04)% to (.15)% for Class C. The effect of this change for the year ended April 30, 2002 for the Conservative Investors Fund was to decrease net investment income per share by $.02 for Class A and Class C and $.03 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.03 for Class B, and decrease the ratio of net investment income to average net assets from 2.67% to 2.46% for Class A and from 1.95% to 1.74% for Class B and Class C. Per share, ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the periods shown below the net expense ratios were as follows:

                   Alliance Growth Investors     Alliance Conservative Investors
                      Year Ended April 30,             Year Ended April 30,
                   -------------------------------------------------------------
                   2000      1999      1998         2000      1999      1998
                   -------------------------------------------------------------
      Class A      1.45%     1.54%     1.59%        1.40%     1.40%     1.40%
      Class B      2.17%     2.27%     2.29%        2.10%     2.10%     2.10%
      Class C      2.16%     2.27%     2.29%        2.10%     2.10%     2.10%

(e)   Net of fees waived and expenses reimbursed by Adviser.


--------------------------------------------------------------------------------
46 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                               ---------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
                                               ---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Alliance Growth Investors Fund and Alliance Conservative Investors Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth Investors Fund and Alliance Conservative Investors Fund (separately managed portfolios constituting parts of The Alliance Portfolios, hereafter referred to as the "Funds") at April 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
June 14, 2002


--------------------------------------------------------------------------------
                 ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 47

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings

Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

inflation

The overall general upward price movement of goods and services in an economy.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.


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48 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $452 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 45 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 605 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/02.


--------------------------------------------------------------------------------
                 ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 49

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
50 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                                               -----------------
                                                               BOARD OF TRUSTEES
                                                               -----------------

BOARD OF TRUSTEES

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Brenton W. Harries(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Thomas J. Bardong, Vice President
John Ricciardi, Vice President
Edmund P. Bergan, Jr., Clerk
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller & Chief Accounting Officer

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray
One International Place
Boston, MA 02110-02624

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                 ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 51

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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52 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                    PORTFOLIOS
                                                                                     IN FUND                    OTHER
    NAME, ADDRESS,                             PRINCIPAL                             COMPLEX                DIRECTORSHIPS
   AGE OF DIRECTOR                           OCCUPATION(S)                         OVERSEEN BY                 HELD BY
 (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                        DIRECTOR                 DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,**, 57             President, Chief Operating Officer                    114                      None
1345 Avenue of the                and a Director of ACMC, with
Americas,                         which he has been associated
New York, NY 10105 (9)            since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+, 71                 Formerly an Executive Vice President                   87                      None
P.O. Box 4623,                    and the Chief Insurance Officer of The
Stamford, CT 06903 (9)            Equitable Life Assurance Society of the
                                  United States; Chairman and Chief
                                  Executive Officer of Evlico; a Director
                                  of Avon, Tandem Financial Group,
                                  Donaldson, Lufkin & Jenrette Securities
                                  Corporation, Ecolab Incorporated and BP
                                  Amoco Corporation.

David H. Dievler,#+, 72           Independent consultant. Until December                 94                      None
P.O. Box 167,                     1994, Senior Vice President of ACMC
Spring Lake, NJ 07762 (3)         responsible for mutual fund administration.
                                  Prior to joining ACMC in 1984, Chief
                                  Financial Officer of Eberstadt Asset
                                  Management since 1968. Prior to that,
                                  Senior Manager at Price Waterhouse & Co.
                                  Member of American Institute of Certified
                                  Public Accountants since 1953.

John H. Dobkin,#+, 60             Consultant. Currently, President of the                90                      None
P.O. Box 12,                      Board of Save Venice, Inc. (preservation
Annandale, NY 12504 (3)           organization). Formerly a Senior Advisor
                                  from June 1999-June 2000 and President
                                  from December 1989-May 1999 of Historic
                                  Hudson Valley (historic preservation).
                                  Previously, Director of the National
                                  Academy of Design. During 1988-92,
                                  Director and Chairman of the Audit
                                  Committee of ACMC.

William H. Foulk, Jr.,#+, 69      Investment Adviser and an independent                 108                      None
2 Sound View Drive                consultant. Formerly Senior Manager
Greenwich, CT 06830 (4)           of Barrett Associates, Inc., a registered
                                  investment adviser, with which he had
                                  been associated since prior to 1997.
                                  Formerly Deputy Comptroller of the State
                                  of New York and, prior thereto, Chief
                                  Investment Officer of the New York Bank
                                  for Savings.


--------------------------------------------------------------------------------
                 ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 53

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                    PORTFOLIOS
                                                                                     IN FUND                    OTHER
    NAME, ADDRESS,                             PRINCIPAL                             COMPLEX                DIRECTORSHIPS
   AGE OF DIRECTOR                           OCCUPATION(S)                         OVERSEEN BY                 HELD BY
 (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                        DIRECTOR                 DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Brenton W. Harries,#+, 74         Consultant. Formerly President and                      3                Enhance
14 Point Road,                    Chief Executive of Global Electronic                                     Reinsurance Co.
Wilson Point                      Markets Company.
South Norwalk, CT 06854 (11)

Clifford L. Michel,#+, 62         Senior Counsel of the law firm of                      90                Placer Dome,
St. Bernard's Road                Cahill Gordon & Reindel, with which he                                   Inc.
Gladstone, NJ 07934 (3)           has been associated since prior to 1997.
                                  President and Chief Executive Officer
                                  of Wenonah Development Company
                                  (investments) and a Director of the
                                  Placer Dome, Inc. (mining).

Donald J. Robinson,#+ 67          Senior Counsel of the law firm of                     102                None
98 Hell's Peak Road               Orrick, Herrington & Sutcliffe LLP since
Weston, VT 05161 (15)             January 1997. Formerly a senior partner
                                  and a member of the Executive Committee
                                  of that firm. Member of the Municipal
                                  Securities Rulemaking Board and a
                                  Trustee of the Museum of the City
                                  of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
54 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------
Officer Information

Certain information concerning the Fund's officers is set forth below.

         NAME,                                                                              PRINCIPAL
       ADDRESS,*                 PRINCIPAL POSITION(S)                                  OCCUPATION DURING
       AND (AGE)                     HELD WITH FUND                                        PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57               Chairman and President        See biography above.

Kathleen A. Corbet, 42           Senior Vice President         Executive Vice President of ACMC**, with which she has been associated since prior to 1997.

Wayne D. Lyski, 60               Senior Vice President         Executive Vice President of ACMC**, with which he has been associated since prior to 1997.

Thomas Bardong, 57               Vice President                Senior Vice President of ACMC**, with which he has been associated since prior to 1997.

John Ricciardi, 51               Vice President                Senior Vice President of ACMC**, with which he has been associated since prior to 1997.

Edmund P. Bergan, Jr., 51        Clerk                         Senior Vice President and the General Counsel of Alliance Fund
                                                               Distributors, Inc. ("AFD")** and Alliance Global Investor Services,
                                                               Inc. ("AGIS")**, with which he has been associated since prior to
                                                               1997.

Mark D. Gersten, 51              Treasurer and                 Senior Vice President of AGIS** and a Vice President of AFD**, with
                                 Chief Financial Officer       which he has been associated since prior to 1997.

Vincent S. Noto, 37              Controller and                Vice President of AGIS**, with which he has been associated since
                                 Chief Accounting Officer      prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                 ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS o 55

NOTES


--------------------------------------------------------------------------------
56 o ALLIANCE GROWTH INVESTORS AND CONSERVATIVE INVESTORS FUNDS

Alliance Growth Investors and Conservative Investors Funds

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GICIAR0402